Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mobile Global Esports Inc., a Delaware corporation (the “Company”), on Form 10-Q for the three and six months ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sunny Bhandarkar, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 16, 2024	By:	/s/ Sunny Bhandarkar
Sunny Bhandarkar
Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.